UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 14, 2010

NORWOOD FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Definitive Material Agreement.

On December 14, 2010, Norwood Financial Corp. (“Norwood Financial”) and its wholly owned subsidiary, Wayne Bank, and North Penn Bancorp, Inc. (“North Penn”), and its wholly owned subsidiary, North Penn Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which North Penn will merge with and into Norwood Financial, with Norwood Financial as the surviving corporation. Concurrent with the merger, it is expected that North Penn Bank will merge with and into Wayne Bank.

Under the terms of the Merger Agreement, each outstanding share of North Penn common stock will be converted into either the right to receive $19.12 in cash or 0.6829 shares of Norwood Financial common stock. In addition, the elections of North Penn stockholders will be subject to the requirement that $12,194,000 of the merger consideration (which includes amounts paid in cancellation of existing stock options, for the unallocated shares held by the ESOP and any shares as to which the holders have exercised dissenters’ rights) be paid in cash and that the remainder be paid in Norwood common stock. All North Penn stock options, whether or not vested, will be canceled at the effective time of the merger in exchange for a cash payment equal to the difference between $19.12 and the exercise price of the stock option.  In the event of a greater than 20% decline in market value of Norwood Financial common stock, North Penn may, in certain circumstances, be able to terminate the Merger Agreement unless Norwood Financial increases the number of shares into which North Penn common stock may be converted.

The senior management of Wayne Bank will remain the same following the merger. At the closing of the merger, Norwood Financial and Wayne Bank will each expand the size of its board by one member and appoint one member of the North Penn board of directors to their boards.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of North Penn.  The merger is currently expected to be completed in the second quarter of 2011.

Each of the directors and executive officers of North Penn have agreed to vote their shares in favor of the approval of the Merger Agreement at the shareholders meeting to be held to vote on the proposed transaction. If the merger is not consummated under certain circumstances, North Penn has agreed to pay Norwood Financial a termination fee of $1,125,000.

The Merger Agreement also contains usual and customary representations and warranties that Norwood Financial and North Penn made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Norwood Financial and North Penn, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Norwood Financial and North Penn rather than establishing matters as facts.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Norwood Financial will be filing a registration statement containing a proxy statement/prospectus and other documents regarding the proposed transaction with the Commission. North Penn shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about Norwood Financial and North Penn and the proposed transaction. When available, copies of this proxy statement/prospectus will be mailed to North Penn shareholders. Copies of the proxy statement/prospectus may be obtained free of charge at the Commission’s web site at http://www.sec.gov, or by directing a request to Norwood Financial Corp., 717 Main Street, Honesdale, Pennsylvania 18431, or to North Penn Bancorp, Inc., 216 Adams Avenue, Scranton, PA 18503. Copies of other documents filed by Norwood Financial and North Penn with the Commission may also be obtained free of charge at the Commission’s web site or by directing a request to Norwood Financial or North Penn at the address provided above.

Norwood Financial and its directors and executive officers may be deemed to be “participants” in North Penn’s solicitation of proxies in connection with the proposed merger.  Information regarding directors and executive officers of Norwood Financial may be found in Norwood Financial’s proxy statement for its 2010 annual meeting of shareholders dated March 22, 2010, as filed with the Commission.  A copy of the proxy statement is available free of charge at the Commission’s website (www.sec.gov).  Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the Commission when they become available.

Statements contained in this report that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, possible delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, and difficulties in integrating North Penn Bank into Wayne Bank, as well as factors discussed in documents filed by Norwood Financial or North Penn with the Commission from time to time.  Neither Norwood Financial Corp. nor North Penn Bancorp, Inc. undertakes and both specifically disclaim any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of Norwood Financial Corp. or North Penn Bancorp, Inc.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated December 14, 2010, by and among Norwood Financial Corp., Wayne Bank, North Penn Bancorp, Inc. and North Penn Bank.  The schedules have been omitted from the Agreement as filed with the Commission.  The omitted information is considered immaterial from an investor’s perspective.  The Registrant will furnish to the Commission supplementally a copy of any omitted schedule upon request from the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.
Date: December 17, 2010	By:	/s/ Lewis J. Critelli
Lewis J. Critelli President and Chief Executive Officer (Duly Authorized Representative)